Exhibit 99.7

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2002, unaudited condensed, consolidated statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001, and accompanying explanatory notes of the Registrant.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 consolidates the historical unaudited consolidated balance sheet of Comcap Holdings Corp. ("Comcap") and subsidiaries as of September 30, 2002 and the historical unaudited consolidated balance sheet of Newtek Business Services, Inc. (formerly Newtek Capital, Inc.) ("Newtek") and subsidiaries as of September 30, 2002 giving effect to the acquisition of Comcap by Newtek as if it had occurred on September 30, 2002.

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 consolidates the historical audited consolidated statement of operations of Comcap and subsidiaries for the year ended December 31, 2001 and the historical audited consolidated statement of operations of Newtek and subsidiaries for the year ended December 31, 2001, giving effect to the acquisition of Comcap by Newtek as if it had occurred on January 1, 2001.

The following unaudited pro forma condensed consolidated statement of operations for the six month period ended September 30, 2002 consolidates the historical unaudited condensed consolidated statement of operations of Comcap and subsidiaries for the six month period ended September 30, 2002 and the historical unaudited condensed consolidated statement of operations of Newtek and subsidiaries for the six month period ended September 30, 2002, giving effect to the acquisition of Comcap by Newtek as if it had occurred on January 1, 2001.

This information should be read together with the historical consolidated financial statements and notes of both Comcap and Newtek. The pro forma financial information presented below does not necessarily indicate the financial position or results of operations that would have resulted if the acquisition had been completed on the dates indicated, or that may result in the future.

Newtek Business Services, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2002

	Newtek Historical Consolidated	Comap Holding Historical Consolidated	Pro Forma Adjustments		Pro Forma Consolidated

ASSETS
Cash	$36,189,460	$1,123,658	$225,000	(a)	$37,538,118
Reserved Cash		1,703,557	(1,584,191	)(b)	119,366
Credits in Lieu of cash	39,365,519	—	—		39,365,519
Investments in qualified businesses	6,368,868	—	—		6,368,868
Loans Receivable, net	—	52,590,648	3,482,368	(c)	56,073,016
Structured insurance product	2,852,949	—	—		2,852,949
Receivable from Bank	—	3,016,234	(225,000	)(d)	2,791,234
Accrued Interest Receivable	—	355,521	—		355,521
Servicing Asset	—	5,250,262	(5,250,262	)(l)	—
SBA License, net	—	185,167	(185,167	)(l)	—
Prepaid insurance	12,720,505	—	—		12,720,505
Property & Equipment, net	397,448	231,681	(231,681	)(l)	397,448
Other Real Estate Owned	—	69,500	(69,500	)(l)	—
Goodwill	2,736,862	—	—		2,736,862
Prepaid Expenses & Other Assets	1,506,122	503,901	(503,901	)(l)	1,506,122

Total Assets	$102,137,733	$65,030,129	$(4,342,334)		$162,825,528

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Accounts Payable & Accrued Expenses	$2,480,203	$1,596,626	$(1,504,191	)(b)	$2,572,638
Revolving Lines of Credit	—	59,882,886	(4,650,000	)(e)	55,232,886
Accrued Interest Payable	60,025,331	535,666	(535,666	)(f)	60,025,331
Dividends Payable	—	500,000	(500,000	)(g)	—
Notes Payable	10,688,759	2,000,000	(2,000,000	)(g)	10,688,759
Deferred tax liability	4,635,860	—	—		4,635,860
Puttable Common Stock, Net	—	1,110,759	(1,110,759	)(g)	—
Deferred credit	—	—	196,331	(l)	196,331

Total Liabilities	77,830,153	65,625,937	(10,104,285)		133,351,805

Minority Interest	1,112,965	—	1,500,000	(i)	2,612,965

STOCKHOLDERS’ EQUITY
Common Stock	496,755	1,059	6,550	(h)	504,364
Additional Paid-In Capital	20,179,888	15,000,000	(14,107,415	)(j)	21,072,473
Retained Earnings (Accumulated Deficit)	2,517,972	(15,596,867)	18,362,816	(k)	5,283,921

Total Stockholders’ Equity	23,194,615	(595,808)	4,261,951		26,860,758

Total Liabilities & Stockholders’ Equity	$102,137,733	$65,030,129	$(4,342,334)		$162,825,528

See notes to unaudited proforma condensed consolidated balance sheet.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a)	Adjustment to increase cash (and reduce receivable from bank, see (d)) due to reduction in line of credit (see (e)).

(b)	Adjustments to eliminate reserved cash at the acquisition date immediately prior to the acquisition:

Payments of accounts payable and accrued expenses	$1,504,191
Payment of accrued interest payable (see (f))	80,000

$1,584,191

(c)

Purchase accounting adjustments to reflect loans receivable at fair market value.  Such adjustments include the elimination of deferred income, deferred origination costs, and allowance for possible loan losses.

(d)	Reduction of Comcap cash collateral due to reduction of revolving lines of credit (see (a)).

(e)	Adjustments to revolving lines of credit attributable to the following immediately prior to the acquisition:

Forgiveness of portion of obligation	$3,150,000
Exchange of portion of obligation for preferred stock of Newtek Small Business Finance (see (i))	1,500,000

$4,650,000

(f)	Adjustments to accrued interest payable attributable to the following immediately prior to the acquisition:

Payment of accrued interest payable (see(b))	$80,000
Forgiveness of interest payable obligation	455,666

$535,666

(g)	Adjustments to eliminate such obligations at the acquisition date immediately prior to the acquisition.

(h)

Adjustment to reflect par value of Newtek common stock issued to acquire Comcap (380,471 shares at at $.02 par value), less elimination of book value of Comcap common stock ($1,059).  In addition, up to 82,980 shares of Newtek common stock may be issued as additional purchase consideration; the issuance of such shares is contingent upon achieving certain milestones.  This contingent purchase price has not been reflected in the determination of purchase price in the accompanying pro forma balance sheet however, see (k) and (l).

(i)	Adjustment to reflect issuance of preferred stock of Newtek Small Business Finance in exchange for reduction in revolving line of credit, immediately prior to the acquisition (see (e)).

(j)	Adjustment to reflect additional paid-in capital as follows:

Additional paid-in capital resulting from issuance of Newtek common stock (see (h))	$892,585
Elimination of Comcap additional paid-in capital	(15,000,000)

$(14,107,415)

(k)	Adjustments to reflect retained earnings as follows:

Elimination of Comcap accumulated deficit:	$15,596,867
Recognition by Newtek of extraordinary gain resulting from acquisition of Comcap	2,765,949	(1)

	$18,362,816

(1)	Reconciliation of net assets to be acquired, purchase price, negative goodwill and resulting extraordinary gain:

Fair value of assets acquired:
Cash, including reserved cash of $119,366	$1,468,024
Loans Receivable, net	56,073,016
Receivable from Bank	2,791,234
Accrued Interest Receivable	355,521
Servicing Asset	5,250,262	(2)
SBA License, net	185,167	(2)
Property & Equipment, net	231,681	(2)
Other Real Estate Owned	69,500	(2)
Other Assets	503,901	(2)

Total Assets	66,928,306

Fair value of liabilities assumed:
Accounts payable and accruals	92,435
Line of credit	55,232,886

Total liabilities	55,325,321

Preferred Stock	1,500,000

Net assets acquired	10,102,985
less purchase price: Newtek common stock issued as consideration	(900,194	)(3)

Excess of net assets acquired over purchase price (negative goodwill)	9,202,791
Less, allocation of negative goodwill to non-financial assets	(6,240,511	)(2)
Less, recognition of liability for contingent consideration (see (h))	(196,331	)(4)

Extraordinary gain resulting from acquisition	$2,765,949

(2)	Fair values of non-financial assets are reduced to zero.

(3)	Average share price five days before and five days after the acquisition was announced

(August 8, 2002)	$3.38
Less, discount facter applied to above share price, based upon restrictions on registration rights and resale rights (30%)	70%

Value per share (rounded) used to compute purchase consideration	2.37
Number of shares issued	380,471

Newtek common stock issued as consideration	$900,194

(4)	Average share price five days before and five days after the acquisition was announced

(August 8, 2002)	$3.38
Less, discount facter applied to above share price, based upon restrictions on registration rights and resale rights (30%)	70%

Value per share (rounded) used to compute purchase consideration	2.37
Number of contingent shares	82,980

Liability for contingent consideration (deferred credit)	$196,331

Newtek Business Services, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the Nine Months Ended September 30, 2002

	Newtek Historical Consolidated	Comcap Historical Consolidated	Pro Forma Adjustments		Pro Forma

Revenue	$28,326,089	$4,917,882	$—		$33,243,971
Operating expenses	20,040,961	5,868,534	(2,167,481	)(a)	23,742,014

Income (Loss) before other than temporary decline in value of investments, write-down of asset held for sale, equity in net losses of affiliates, minority interests, and provision for taxes	8,285,128	(950,652)	2,167,481		9,501,957

Other than temporary decline in value of investments, net of recovery	(1,588,630)	—	—		(1,588,630)
Recovery of asset held for sale	16,841	—	—		16,841
Equity in net losses of affiliates	(793,868)	—	—		(793,868)

Income (loss) before minority interest and provision for taxes	5,919,471	(950,652)	2,167,481		7,136,300
Minority interest in (income) loss	1,738,590	—	—		1,738,590

Income (loss) before provision for taxes	7,658,061	(950,652)	2,167,481		8,874,890
Provision for income taxes	(2,910,064)	(40,479)	(823,643	)(b)	(3,774,186)

Net income (loss) from continuing operations	$4,747,997	$(991,131)	$1,343,838		$5,100,704

Weighted average number of shares - basic	23,947,116		380,471		24,327,587
Weighted average number of shares - diluted	24,052,620		380,471		24,433,091
Basic & diluted income per share from continuing operations	$0.20				$0.21

See notes to unaudited pro forma condensed consolidated statement of operations.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(a)	Adjustments to operating expenses assuming the acquisition had been consummated on January 1, 2001:

Reduction of interest expense for nine months due to reduction of line of credit ($4,650,000 at an average interest rate of 7.98%) and elimination of notes payable ($2,000,000 at an average interest rate of 10.5%) on January 1, 2001.	$435,803
Reduction of amortization and depreciation for the year in connection with purchase accounting adjustments at January 1, 2001:
Amortization of servicing asset	1,295,625
Amortization of loan origination costs	201,375
Depreciation and amortization of furniture and equipment	234,678

$2,167,481

(b)	Newtek Business Services’ effective tax rate of 38% is used.

Newtek Business Services, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(continued)

	For the Year Ended December 31, 2001

	Newtek Historical Consolidated	Comcap Historical Consolidated	Pro Forma Adjustments		Pro Forma

Revenue	$23,800,186	$10,022,898	$—		$33,823,084
Operating expenses	19,007,659	14,521,594	(3,108,777	)(a)	30,420,476

Income (Loss) before other than temporary decline in value of investments, write-down of asset held for sale, equity in net losses of affiliates, minority interests, and provision for taxes	4,792,527	(4,498,696)	3,108,777		3,402,608

Other than temporary decline in value of investments, net of recovery	(371,645)	—	—		(371,645)
Writedown of asset held for sale	(168,071)	—	—		(168,071)
Equity in net losses of affiliates	(2,279,852)	—	—		(2,279,852)

Income (loss) before minority interest and provision for taxes	1,972,959	(4,498,696)	3,108,777		583,040
Minority interest in (income)	(508,783)	—	—		(508,783)

Income (Loss) before provision for taxes	1,464,176	(4,498,696)	3,108,777		74,257
(Provision for) income taxes	(534,616)	(77,884)	(1,181,335	)(b)	(1,793,835)

Net income (loss) from continuing operations	$929,560	$(4,576,580)	$1,927,442		$(1,719,578)

Weighted average number of shares - basic	21,889,958		380,471		22,270,429
Weighted average number of shares - diluted	21,909,527		380,471		22,289,998
Basic & diluted income (loss) per share from continuing operations	$0.04				$(0.08)

See notes to unaudited pro forma condensed consolidated statement of operatons.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

(a)	Adjustments to operating expenses assuming the acquisition had been consummated on January 1, 2001:

Reduction of interest expense for the period due to reduction of line of credit ($4,650,000 at an average interest rate of 7.98%) and elimination of notes payable ($2,000,000 at an average interest rate of 10.5% for six months)	581,241
Reduction of amortization and depreciation for the period in connection with purchase accounting adjustments at January 1, 2001:
Amortization of servicing asset	1,904,029
Amortization of loan origination costs	391,225
Depreciation and amortization of furniture and equipment	232,282

$3,108,777

(b)	Newtek Business Services’ effective tax rate of 38% is used.